     EXHIBIT 32

SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO
18 U.S.C. § 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-KSB for the year ended October 31, 2005 (the "Report") of SE Financial Corp. (the "Company") as filed with the Securities and Exchange Commission on the date hereof, I, Pamela M. Cyr, President and Chief Executive Officer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 30, 2006

/s/ Pamela M. Cyr

Pamela M. Cyr
President and Chief Executive Officer
(Principal executive, financial and accounting officer)